Inventories	12 Months Ended
Dec. 31, 2017
Disclosure Of Inventories [Abstract]
Inventories

16 Inventories

	2017	2016
	US$m	US$m
Raw materials and purchased components	648	470
Consumable stores	875	840
Work in progress	1,082	970
Finished goods and goods for resale	1,027	800
	3,632	3,080
Comprising:
Expected to be used within one year	3,472	2,937
Expected to be used after more than one year	160	143
	3,632	3,080

During 2017, the Group recognised a net inventory write-back of US$7 million. This comprised a US$81 million write-back of amounts previously written down due to an increase in realisable values, offset by inventory write offs of US$74 million. In 2016, inventory write-downs, net of reversals, amounted to US$51 million and in 2015 US$192 million.

At 31 December 2017, US$611 million (2016: US$564 million) of inventories were pledged as security for liabilities.